            EXHIBIT 10.10

DATED 13 January, 2005

between

MOSCOW CABLECOM CORP.

as Company

and

ZAO COMCOR-TV

as Borrower

and

COLUMBUS NOVA DF LIMITED

as Original Lender

and

COLUMBUS NOVA DF LIMITED

As Agent and Security Agent

and

the other parties referred to herein

_________________________________________________

AMENDMENT AGREEMENT

TO $28,500,000 FACILITY AGREEMENT

Dated 26 August 2004

_________________________________________________

Skadden, Arps, Slate, Meagher & Flom (UK) LLP

40 Bank Street

Canary Wharf

London

E14 5DS

THIS AGREEMENT is dated 13 January, 2005

BETWEEN

(1)         MOSCOW CABLECOM CORP (the "Company");

(2)        ZAO COMCOR-TV (the "Borrower");

(3)        THE SUBSIDIARIES of the Company listed in Part I of Schedule 1 of the Loan Agreement (as defined below) as guarantors (together with the Company, the "Guarantors");

(4)         COLUMBUS NOVA DF LIMITED (the "Original Lender");

(5)         COLUMBUS NOVA DF LIMITED as agent of the other Finance Parties (the "Agent"); and

(6)         COLUMBUS NOVA DF LIMITED as security agent of the other Finance Parties (the "Security Agent").

WHEREAS:

(A)  This Amendment Agreement amends the $28,500,000 Facility Agreement, dated 26 August 2004 between the parties hereto (the "Loan Agreement").

(B)  The Original Lender, the Agent and the Security Agent, all being the same company, has changed its legal name from AMATOLA ENTERPRISES LIMITED to COLUMBUS NOVA DF LIMITED, such change of name having been certified by the certificate of change of name No. HE 149098/HE 46, dated September 24, 2004, issued by the Registrar of Companies, Republic of Cyprus.

(C)  The Agent desires to provide the Borrower with the payment details referred to in Clause 24.1(b) of the Loan Agreement.

(D)  The parties to this Agreement have agreed to amend the Loan Agreement on the terms set out below.

IT IS AGREED as follows:

1.                  INTERPRETATION

1.1              Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

1.2              Any reference in this Agreement to:

a "person" includes its successors in title, permitted assigns and permitted transferees; and

a "Clause" shall, subject to any contrary indication, be construed as a reference to a clause of this Agreement.

1.3              Save where the contrary is indicated, any reference in this Agreement to this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented.

1.4              Clause and Schedule headings are for ease of reference only.

2.                  AMENDMENTS TO THE LOAN AGREEMENT

2.1              The parties to this Agreement hereby agree that the provisions of the Loan Agreement are hereby amended with effect on and from the date hereof in the following manner:

(a)               The Original Lender's, the Agent's and the Security Agent's previous legal name AMATOLA ENTERPRISES LIMITED shall be deleted in all instances it appears in the Loan Agreement and the Original Lender's, the Agent's and the Security Agent's new legal name COLUMBUS NOVA DF LIMITED shall be inserted in place thereof.

(b)               Section 24.1(b) of the Loan Agreement shall be deleted in its entirety and the following new section shall be inserted in place thereof:

"Payment shall be made to such account as the Agent specifies on not less than five Business Days' notice to the paying Party save that, until notice otherwise is given by the Agent, all payments to the Agent shall be made to the account specified below:

                                     Bank of Cyprus
                                      International Business Unit
                                      Limassol, Cyprus
                                      Swift:  BCYPCY2N030
                                      A/c No. 0385-40-06-099941
                                      For Columbus Nova DF Limited".

3.                  CONTINUING OBLIGATIONS

The provisions of the Loan Agreement shall, save as amended hereby, continue in full force and effect.

4.                  COUNTERPARTS

            This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

5.                  THIRD PARTY RIGHTS

            No person who is not a party to this Agreement has any right to enforce any term hereof under the Contracts (Right of Third Parties) Act 1999.

6.                  GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of England.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

As Company

MOSCOW CABLECOM CORP.

By: Andrew M. O'Shea

As Borrower

ZAO COMCOR-TV

By: Michael Silin

By: General Director & Chief Accountant

As Original Guarantors

MOSCOW CABLECOM CORP.

By: Andrew M. O'Shea

AGI TECHNOLOGY, INC.

By: Andrew M. O'Shea

NEY TECHNOLOGY, INC.

By: Andrew M. O'Shea

ANDERSEN LAND CORP.

By: Andrew M. O'Shea

NEW JERSEY PRECIOUS METALS, INC.

By: Andrew M. O'Shea

ABC MOSCOW BROADBAND COMMUNICATIONS LIMITED

By: ____________________

By: ____________________

As Agent

COLUMBUS NOVA DF LIMITED

By: Maria Elia

Panayiota Constantinou

As Security Agent

COLUMBUS NOVA DF LIMITED

By: Maria Elia

Panayiota Constantinou

As Original Lender

COLUMBUS NOVA DF LIMITED

By: Maria Elia

Panayiota Constantinou